UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VARIAN MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on February 9, 2012.

VARIAN MEDICAL SYSTEMS, INC.

VARIAN MEDICAL SYSTEMS, INC. 3100 HANSEN WAY

PALO ALTO, CA 94304

Meeting Information

MeetingType:

Annual Meeting

For holders as of:

December 13, 2011

Date: February 9, 2012 Time: 4:30 p.m., Pacific Time

Location: Crowne Plaza Cabana Hotel

4290 El Camino Real

Palo Alto, California 94306

For directions, please contact our Investor

Relations department at investors@varian.com

You are receiving this communication because you hold

shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request a

paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 27, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

at the 2015 Annual Meeting of Stockholders:

Nominees:

01) Timothy E. Guertin 02) David J. Illingworth

03) Ruediger Naumann-Etienne

2. To approve the compensation of the Varian Medical Systems, Inc. named executive officers as described in the Proxy Statement.

3. To approve the amendment and restatement of the Varian Medical Systems, Inc. 2005 Omnibus Stock Plan.

4. To ratify the appointment of PricewaterhouseCoopers LLP as Varian Medical Systems, Inc.’s independent registered public accounting firm for fiscal year 2012.

Proposal 2 is an advisory vote and Varian Medical Systems, Inc. is not bound by the results of the vote.

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